Exhibit 99.1

Contacts:

Kevin Gregory	Mark Trinske
Senior Vice President, Chief Financial Officer	Vice President, Investor Relations
(734) 997-4925	(734) 997-4910
kevin.gregory@proquest.com	mark.trinske@proquest.com

PROQUEST COMPANY REPORTS 13 PERCENT EARNINGS GROWTH

FOR THE SECOND QUARTER OF 2004

ANN ARBOR, Mich., July 22, 2004 – ProQuest Company (NYSE: PQE), a leading publisher of information solutions for the education, automotive, and power equipment markets, today reported increases in revenue, earnings and operating cash flow for the second fiscal quarter and twenty-six week period ended July 3, 2004.

Second Quarter Financial Results

•	Revenue from continuing operations increased 1 percent to $112.2 million, from $110.7 million in the prior year’s second quarter.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 7 percent to $23.7 million, from $22.2 million in the second quarter of 2003.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 9 percent over the second quarter of 2003 to $39.7 million, from $36.5 million in the second quarter of 2003.

•	Earnings from continuing operations increased 13 percent to $12.9 million or $0.45 per fully diluted share, versus earnings from continuing operations of $11.4 million or $0.40 per fully diluted share in the second quarter of fiscal 2003.

•	Operating cash flow of $19.2 million was generated in the second quarter, an increase of $22.6 million versus a use of $3.4 million in the prior year’s second quarter.

-More-

ProQuest Reports Q2 2004 Earnings, Page 2 of 13

•	Free cash flow (operating cash flow less expenditures for property, plant, equipment, product masters and software) of $0.9 million was generated in the second quarter, an increase of $16.5 million versus a use of $15.6 million in the second quarter of fiscal 2003.

•	Expenditures for property, plant, equipment, product masters and software were $18.3 million, versus $12.2 million in the prior year’s second quarter.

During the second quarter, ProQuest Company sold its powersports dealer management system (DMS) business to Automated Data Processing, Inc. (ADP). The sale generated a net gain of $15.3 million.

“The DMS products are software products with less recurring revenue. We are an electronic publisher, and these products did not fit with our long-term strategy,” said Alan Aldworth, ProQuest Company’s chairman and chief executive officer. “In addition, we entered into an agreement with ADP under which they will distribute our parts and service products for the powersports market in North America. This will help us leverage their marketing and sales strength and continue to expand the presence of our parts and service products in the motorcycle, recreational vehicle and marine markets,” added Aldworth.

Consolidated First Half 2004 Financial Results

•	Revenue from continuing operations increased 2 percent to $223.0 million compared to $218.3 million in the first half of 2003.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 3 percent over the first half of 2003 to $44.5 million, versus $43.2 million for the first half of 2003.

•	EBITDA (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 6 percent to $76.6 million compared to the first half of 2003.

-More-

ProQuest Reports Q2 2004 Earnings, Page 3 of 13

•	Earnings from continuing operations increased 8 percent to $23.7 million or $0.82 per fully diluted share, versus earnings from continuing operations of $21.9 million or $0.78 per fully diluted share in the first half of fiscal 2003.

•	Operating cash flow of $18.6 million was generated in the first half of 2004, an increase of $7.3 million compared to $11.2 million (excluding the 2003 tax court refund of $13.1 million) generated in the prior year’s first half.

•	Free cash flow (operating cash flow less expenditures for property, plant, equipment, product masters and software) was a use of $20.4 million, compared to a use of $23.1 million (excluding the 2003 tax court refund of $13.1 million) in the prior year.

•	Expenditures for property, plant, equipment, product masters and software were $39.0 million, compared to $34.3 million in the prior year’s first half.

“Our published products, parts and service products and performance measurement products are the growth drivers of our business. During the second quarter these products continued to show strong revenue growth,” commented Kevin Gregory, ProQuest Company’s chief financial officer. “This growth was offset by declining revenue in our mature products, such as microfilm, which resulted in modest overall revenue growth. Our strong earnings and cash flow growth were the result of increased profit contributions from our published products. Although revenue growth was weak in some product lines during the first half, we remain on track to achieve our earnings and cash flow targets for the year and we believe that revenue growth will accelerate in the second half,” added Gregory.

Basis of Presentation

The financial results in this press release are presented in accordance with GAAP, except for references to earnings from continuing operations before interest and income taxes (EBIT), which excludes interest, income taxes and gain on sale of discontinued operations; earnings from continuing operations before interest, income taxes, depreciation and amortization (EBITDA), which excludes interest, income taxes, depreciation and amortization and gain on

-More-

ProQuest Reports Q2 2004 Earnings, Page 4 of 13

sale of discontinued operations; and free cash flow. Reconciliations of non-GAAP amounts to the company’s GAAP results are attached, and can also be found on the ProQuest Company website at www.proquestcompany.com.

EBIT and free cash flow are key metrics used by ProQuest Company to assess the performance of its business segments. The company defines free cash flow as operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters and software. Free cash flow provides a measure of the company’s cash flows after all operational expenditures. EBITDA provides useful information about how ProQuest Company’s management assesses the company’s ability to fund working capital items and capital expenditures as well as service and comply with the terms of its debt. The company’s ability to fund working capital items, fund capital expenditures and service debt in the future, however, may be affected by other operating or legal requirements.

As noted, during the second quarter, ProQuest Company sold its powersports dealer management system business. In accordance with generally accepted accounting principles (GAAP), income statement amounts for 2004 and 2003 were adjusted to classify the results of this business as discontinued operations. Quarterly results for 2003 as adjusted for the sale are displayed on a separate schedule included with this news release.

Conference Call

To participate in a conference call and question and answer session regarding the second quarter with ProQuest’s senior management, call 888-688-0384 (International 706-679-7706), using the password ProQuest Company, at 5:00 p.m. (ET) on Thursday, July 22, 2004. For your convenience, the call will be taped and archived until August 6, 2004 and can be accessed by calling 706-645-9291, and entering ID#7815875. This conference call may also be accessed over the Internet at www.proquestcompany-.com or www.streetevents.com. To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call at the StreetEvents website.

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our

-More-

ProQuest Reports Q2 2004 Earnings, Page 5 of 13

Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, among other things, the company’s ability to successfully integrate acquisitions and reduce costs, global economic conditions, product demand, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “projects”, “intends”, “prospects”, “priorities”, or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

####

ProQuest Reports Q2 2004 Earnings, Page 6 of 13

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Second Quarter Ended
	Pro Forma (1)		Pro Forma (1)
	July 3, 2004	% of Sales	June 28, 2003	% of Sales
Net sales	$112.2	100%	$110.7	100%
Cost of sales	(56.3)	(50%)	(56.1)	(51%)

Gross profit	55.9	50%	54.6	49%

R&D expense	(4.1)	(4%)	(3.9)	(4%)
SG&A expense	(25.1)	(22%)	(25.0)	(22%)
Corporate expense	(3.0)	(3%)	(3.5)	(3%)

Earnings from operations before interest and income taxes	23.7	21%	22.2	20%

Net interest expense:
Interest income	0.6	1%	0.2	—
Interest expense	(4.5)	(4%)	(4.6)	(4%)

Net interest expense	(3.9)	(3%)	(4.4)	(4%)

Earnings before income taxes	19.8	18%	17.8	16%
Income tax expense	(6.9)	(7%)	(6.4)	(6%)

Net earnings (1)	$12.9	11%	$11.4	10%

Shares (Basic)	28.487		28.057
Shares (Diluted)	28.782		28.319
EPS (Basic)	0.45		0.41
EPS (Diluted) (1)	0.45		0.40

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Second Quarter Ended
	July 3, 2004		June 28, 2003
		Diluted EPS		Diluted EPS
Reported earnings	$28.4	0.99	$12.3	$0.43

Earnings from discontinued operations, net	(0.2)	(0.01)	(0.9)	(0.03)
Gain on sale of discontinued operations, net	(15.3)	(0.53)	—	—

Pro Forma net earnings	$12.9	$0.45	$11.4	$0.40

ProQuest Reports Q2 2004 Earnings, Page 7 of 13

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Year to Date
	Pro Forma (1)		Pro Forma (1)
	July 3, 2004	% of Sales	June 28, 2003	% of Sales
Net sales	$223.0	100%	$218.3	100%
Cost of sales	(111.3)	(50%)	(110.5)	(51%)

Gross profit	111.7	50%	107.8	49%

R&D expense	(8.5)	(4%)	(8.8)	(4%)
SG&A expense	(51.5)	(23%)	(49.8)	(22%)
Corporate expense	(7.2)	(3%)	(6.0)	(3%)

Earnings from operations before interest and income taxes	44.5	20%	43.2	20%

Net interest expense:
Interest income	0.9	—	0.4	—
Interest expense	(8.9)	(4%)	(9.4)	(4%)

Net interest expense	(8.0)	(4%)	(9.0)	(4%)

Earnings before income taxes	36.5	16%	34.2	16%
Income tax expense	(12.8)	(5%)	(12.3)	(6%)

Net earnings (1)	$23.7	11%	$21.9	10%

Shares (Basic)	28.447		28.034
Shares (Diluted)	28.797		28.155
EPS (Basic)	0.83		0.78
EPS (Diluted) (1)	0.82		0.78

(1)	Amounts have been adjusted to exclude earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Year to Date
	July 3, 2004		June 28, 2003
		Diluted EPS		Diluted EPS
Reported earnings	$39.9	$1.39	$23.5	$0.84

Earnings from discontinued operations, net	(0.9)	(0.04)	(1.6)	(0.06)
Gain on sale of discontinued operations, net	(15.3)	(0.53)	—	—

Pro Forma net earnings	$23.7	$0.82	$21.9	$0.78

ProQuest Reports Q2 2004 Earnings, Page 8 of 13

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Second Quarter Ended
	July 3, 2004	% of Sales	June 28, 2003	% of Sales	Inc/(Dec)
					$	%
Net sales

ProQuest Information and Learning:
Published Products	$30.3	43%	$24.3	35%	$6.0	25%
General Reference Products	16.2	23%	18.0	26%	(1.8)	(10%)
Traditional Products	21.7	31%	24.7	36%	(3.0)	(12%)
Classroom Products	1.9	3%	1.9	3%	(0.0)	—

Total ProQuest Information and Learning	$70.1	100%	$68.9	100%	$1.2	2%

ProQuest Business Solutions:
Automotive Group	$39.8	95%	$38.7	92%	$1.1	3%
Power Equipment - Electronic	2.0	4%	2.3	6%	(0.3)	(13%)
Power Equipment - Film	—	—	0.5	1%	(0.5)	NM
Other	0.3	1%	0.3	1%	—	—

Total ProQuest Business Solutions	$42.1	100%	$41.8	100%	$0.3	1%

Total Net Sales	$112.2	100%	$110.7	100%	$1.5	1%

EBIT (1), (3)

ProQuest Information and Learning	$13.7	12%	$13.4	12%	$0.3	2%
ProQuest Business Solutions	13.0	12%	12.3	11%	0.7	6%
Corporate / Other	(3.0)	(3%)	(3.5)	(3%)	0.5	14%

Total EBIT	$23.7	21%	$22.2	20%	$1.5	7%

EBITDA (2), (3)

ProQuest Information and Learning	$27.9	25%	$26.5	24%	$1.4	5%
ProQuest Business Solutions	14.7	13%	13.5	12%	1.2	9%
Corporate / Other	(2.9)	(3%)	(3.5)	(3%)	0.6	17%

Total EBITDA	$39.7	35%	$36.5	33%	$3.2	9%

Other Data

Capital expenditures & software spending	$18.3	16%	$12.2	11%	$6.1
Long-term debt	$192.7		$218.0		$(25.3)

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Reports Q2 2004 Earnings, Page 9 of 13

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Year to Date
	July 3, 2004	% of Sales	June 28, 2003	% of Sales	Inc/(Dec)
					$	%
Net sales

ProQuest Information and Learning:
Published Products	$55.7	40%	$42.9	32%	$12.8	30%
General Reference Products	32.6	24%	36.6	27%	(4.0)	(11%)
Traditional Products	45.8	33%	50.4	37%	(4.6)	(9%)
Classroom Products	4.5	3%	4.8	4%	(0.3)	(6%)

Total ProQuest Information and Learning	$138.6	100%	$134.7	100%	$3.9	3%

ProQuest Business Solutions:
Automotive Group	$79.8	95%	$77.7	93%	$2.1	3%
Power Equipment - Electronic	4.0	4%	4.1	5%	(0.1)	(2%)
Power Equipment - Film	—	—	1.2	1%	(1.2)	NM
Other	0.6	1%	0.6	1%	—	—

Total ProQuest Business Solutions	$84.4	100%	$83.6	100%	$0.8	1%

Total Net Sales	$223.0	100%	$218.3	100%	$4.7	2%

EBIT (1), (3)

ProQuest Information and Learning	$27.7	12%	$26.2	12%	$1.5	6%
ProQuest Business Solutions	24.0	11%	23.6	11%	0.4	2%
Corporate / Other	(7.2)	(3%)	(6.6)	(3%)	(0.6)	(9%)

Total EBIT	$44.5	20%	$43.2	20%	$1.3	3%

EBITDA (2), (3)

ProQuest Information and Learning	$56.1	25%	$52.7	24%	$3.4	6%
ProQuest Business Solutions	27.6	12%	26.1	12%	1.5	6%
Corporate / Other	(7.1)	(3%)	(6.5)	(3%)	(0.6)	(9%)

Total EBITDA	$76.6	34%	$72.3	33%	$4.3	6%

Other Data

Capital expenditures & software spending	$39.0	17%	$34.3	16%	$4.7

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Reports Q2 2004 Earnings, Page 10 of 13

PROQUEST COMPANY AND SUBSIDIARIES

CONDENSED BALANCE SHEETS

(In Thousands)

	July 3, 2004	January 3, 2004	June 28, 2003
ASSETS
Cash and cash equivalents	$8,573	$7,312	$3,263
Accounts receivable, net	82,261	94,242	79,224
Inventory, net	4,867	4,939	5,367
Other current assets:
Prepaid royalties	20,753	15,188	11,365
Other	28,712	24,558	22,895

Total other current assets	49,465	39,746	34,260

Total current assets	145,166	146,239	122,114

Net property, plant, equipment and product masters	191,347	180,745	177,904

Long-term receivables	5,735	5,106	4,775
Goodwill	297,457	303,693	267,642
Identifiable intangibles, net	13,567	9,435	7,773
Purchased and developed software, net	49,728	55,005	50,061
Other assets	18,248	23,813	31,317

Total assets	$721,248	$724,036	$661,586

LIABILITIES AND SHAREHOLDERS’ EQUITY

Notes payable	$—	$300	$—
Accounts payable	41,157	49,156	33,544
Accrued expenses	37,202	39,428	28,551
Current portion of monetized future billings	25,198	25,583	26,071
Deferred income	82,961	121,890	87,002

Total current liabilities	186,518	236,357	175,168

Long-term debt, less current maturities	192,680	191,000	218,000
Monetized future billings, less current portion	43,432	46,835	48,254
Other liabilities	68,550	62,444	60,115

Total long-term liabilities	304,662	300,279	326,369

Total shareholders’ equity	230,068	187,400	160,049

Total liabilities and shareholders’ equity	$721,248	$724,036	$661,586

NOTE: Certain reclassifications to the 2003 balance sheets have been made to confirm to the 2004 presentation.

ProQuest Reports Q2 2004 Earnings, Page 11 of 13

PROQUEST COMPANY AND SUBSIDIARIES

CASH FLOW SCHEDULE

(In Thousands)

	Second Quarter Ended		Year to Date
	July 3, 2004	June 28,2003	July 3, 2004	June 28, 2003
Operating activities:
Earnings from operations	$28,412	$12,287	$39,895	$23,523
Adjustments to reconcile net earnings to net cash provided by operating activities:
Gain on sale of discontinued operations, net	(15,338)	—	(15,338)	—
Depreciation and amortization	16,252	14,515	32,617	29,409
Deferred income taxes	6,063	5,551	10,901	11,354

Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(4,043)	(54)	11,307	15,837
Inventory, net	(419)	400	(488)	(430)
Other current assets	(928)	306	(8,687)	(1,978)
Long-term receivables	(1,728)	(1,285)	(631)	(140)
Other assets	(84)	1,323	12	500
Accounts payable	2,649	(2,989)	(7,740)	(7,786)
Accrued expenses	7,787	(8,032)	(7,226)	(14,808)
Deferred income	(23,655)	(23,025)	(39,410)	(40,410)
Other long-term liabilities	4,168	(574)	2,922	(2,235)
Other, net	78	(1,844)	504	(1,575)

Net cash provided by (used in) operating activities before tax court refund	19,214	(3,421)	18,638	11,261
Tax court refund	—	—	—	13,090

Net cash provided by (used in) operating activities	19,214	(3,421)	18,638	24,351

Investing activities:
Expenditures for property, plant, equipment, product masters and software	(18,313)	(12,167)	(39,057)	(34,304)
Acquisitions, net of cash acquired	(10,216)	—	(11,462)	(23,804)
Expenditures associated with sale of discontinued operations	(483)	(1,708)	(2,850)	(1,708)
Proceeds from disposition of discontinued operations	35,900	—	35,900	—

Net cash provided by (used in) investing activities	6,888	(13,875)	(17,469)	(59,816)

Financing activities:
Net decrease in short-term debt	(146)	(34)	(449)	(87)
Proceeds from long-term debt	89,050	145,450	233,700	285,400
Repayment of long-term debt	(110,620)	(136,750)	(232,020)	(254,400)
Monetized future billings	(1,655)	(2,362)	(3,788)	(3,484)
Repurchases of common stock	—	(403)	—	(1,328)
Proceeds from exercise of stock options, net	1,198	8,199	2,667	8,378

Net cash used in (provided by) financing activities	(22,173)	14,100	110	34,479

Effect of exchange rate changes on cash	(32)	475	(18)	666

Increase (decrease) in cash and cash equivalents	3,897	(2,721)	1,261	(320)

Cash and cash equivalents, beginning of period	4,676	5,984	7,312	3,583

Cash and cash equivalents, end of period	$8,573	$3,263	$8,573	$3,263

ProQuest Reports Q2 2004 Earnings, Page 12 of 13

PROQUEST COMPANY AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(In Millions)

Reconciliations of non-GAAP measures to GAAP measures:

EBITDA & EBIT	Second Quarter Ended July 3, 2004				Second Quarter Ended June 28, 2003
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$27.9	$14.7	$(2.9)	$39.7	$26.5	$13.5	$(3.5)	$36.5
Less: Depreciation & amortization	(14.2)	(1.7)	(0.1)	(16.0)	(13.1)	(1.2)	—	(14.3)

EBIT	$13.7	$13.0	$(3.0)	$23.7	$13.4	$12.3	$(3.5)	$22.2

Less:
Net interest expense				(3.9)				(4.4)
Income tax expense				(6.9)				(6.4)
Earnings from discontinued operations, net				0.2				0.9
Gain on sale of discontinued operations, net				15.3				—

Net earnings				$28.4				$12.3

	Year to Date Ended July 3, 2004				Year to Date Ended June 28, 2003
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$56.1	$27.6	$(7.1)	$76.6	$52.7	$26.1	$(6.5)	$72.3
Less: Depreciation & amortization	(28.4)	(3.6)	(0.1)	(32.1)	(26.5)	(2.5)	(0.1)	(29.1)

EBIT	$27.7	$24.0	$(7.2)	$44.5	$26.2	$23.6	$(6.6)	$43.2

Less:
Net interest expense				(8.0)				(9.0)
Income tax expense				(12.8)				(12.3)
Earnings from discontinued operations, net				0.9				1.6
Gain on sale of discontinued operations, net				15.3				—

Net earnings				$39.9				$23.5

FREE CASH FLOW	Second Quarter Ended		Year to Date
	July 3, 2004	June 28, 2003	July 3, 2004	June 28, 2003
Net cash provided by (used in) operating activities	$19.2	$(3.4)	$18.6	$24.3
Expenditures for property, plant, equipment, product masters and software	(18.3)	(12.2)	(39.0)	(34.3)

Free cash flow	$0.9	$(15.6)	$(20.4)	$(10.0)
Less: Tax court refund	—	—	—	(13.1)

Free cash flow, net of tax court refund	$0.9	$(15.6)	$(20.4)	$(23.1)

ProQuest Reports Q2 2004 Earnings, Page 13 of 13

PROQUEST COMPANY AND SUBSIDIARIES

2003 RESULTS OF OPERATIONS - Excluding DMS

(In Millions, Except Per Share Data)

	Quarter Ended
	March 29, 2003	June 28, 2003	September 27, 2003	January 3, 2004	Total 2003
Net sales	$107.6	$110.7	$112.3	$120.5	$451.1
Cost of sales	(54.4)	(56.1)	(55.5)	(56.0)	(222.0)

Gross profit	53.2	54.6	56.8	64.5	229.1

R&D expense	(4.9)	(3.9)	(4.3)	(5.3)	(18.4)
SG&A expense	(24.8)	(25.0)	(27.8)	(28.9)	(106.5)
Corporate expense	(2.5)	(3.5)	(3.7)	(6.0)	(15.7)
Other income	—	—	—	0.8	0.8

Earnings from operations before interest and income taxes	21.0	22.2	21.0	25.1	89.3
Net interest expense:
Interest income	0.2	0.2	0.7	0.3	1.4
Interest expense	(4.8)	(4.6)	(4.7)	(4.7)	(18.8)

Net interest expense	(4.6)	(4.4)	(4.0)	(4.4)	(17.4)

Earnings before income taxes	16.4	17.8	17.0	20.7	71.9
Income tax expense	(5.9)	(6.4)	(6.0)	(7.0)	(25.3)

Earnings from continuing operations	$10.5	$11.4	$11.0	$13.7	$46.6

Shares (Basic)	28.013	28.057	28.315	28.372	28.192
Shares (Diluted)	28.037	28.319	28.625	28.753	28.416
EPS (Basic)	0.37	0.41	0.39	0.48	1.65
EPS (Diluted) (1)	0.37	0.40	0.38	0.48	1.64

(1)	Amounts have been adjusted to exclude earnings from discontinued operations as displayed below:

	Dollars (in millions)
	March 29, 2003	June 28, 2003	September 27, 2003	January 3, 2004	Total 2003
Reported earnings	$11.2	$12.3	$11.8	$14.5	$49.8
Earnings from discontinued operations, net	(0.7)	(0.9)	(0.8)	(0.8)	(3.2)

Pro Forma net earnings	$10.5	$11.4	$11.0	$13.7	$46.6

	Diluted EPS
	March 29, 2003	June 28, 2003	September 27, 2003	January 3, 2004	Total 2003
Reported earnings	$0.40	$0.43	$0.41	$0.51	$1.75
Earnings from discontinued operations, net	(0.03)	(0.03)	(0.03)	(0.03)	(0.11)

Pro Forma net earnings	$0.37	$0.40	$0.38	$0.48	$1.64